Exhibit 10.3

DaimlerChrysler Off-Highway Holding GmbH

Distributor Agreement

AGREEMENT, effective 1st day of January, 2004 by and between DaimlerChrysler Off-Highway Holding GmbH, a DaimlerChrysler Company, Maybachplatz 1, 88045 Friedrichshafen, Germany hereinafter called COMPANY, and

Stewart & Stevenson Services, Inc.	Houston, TX	USA
(Name)	(City)	(Country)

hereinafter called Distributor.

GENERAL PURPOSE

COMPANY is appointed by MTU Friedrichshafen GmbH, Detroit Diesel Corporation, MTU DDC International GmbH, and DDC MTU Americas Company L.L.C. to renew, modify, extend, terminate in part or in whole, on behalf and on account of these parties, each as applicable in COMPANY’s name, the existing Distributor, Direct Dealer, and Sales Representative Agreements of the parties. This appointment covers also the authorization to conclude new Distributor, Direct Dealer and Sales Representative Agreements. The renewals include the rights and obligations of the Distributors as existing at the date of renewal provided that there is no specific deletion/amendment/modification in the new Agreement.

Furthermore COMPANY is appointed by DaimlerChrysler AG to conclude Distributor, Direct Dealer and Sales Representative Agreements on behalf and on account of DaimlerChrysler AG each as applicable in COMPANY’s name.

COMPANY is in the business of marketing power products, including diesel and gas engines, and parts for these products through its Affiliated Companies. Affiliated Companies sell its products principally to original equipment manufacturers and to Distributors. COMPANY has established a system of independently owned and managed Distributors operating at approved locations to (a) sell directly the engines identified in the Product Addendum, DaimlerChrysler Off-Highway Form No. DA 4, herein called Products, and related Parts, (b) actively and effectively promote the purchase and use of Products and related Parts, (c) render prompt, efficient, and courteous service to owners and users of such Products and (d) complement Sellers’ own direct sales activities.

The purpose of this Distributor Agreement, herein called Agreement, is to appoint Distributor as an authorized Distributor to sell and service Products and Parts, to establish the location(s) from which Distributor will conduct Distributorship Operations, and to identify the principal management and principal owners of Distributor upon whom COMPANY relies in entering into this Agreement. This Agreement sets forth the rights and responsibilities of COMPANY and Distributor relating to the sale and servicing of Products and Parts and the circumstances in which the Agreement may be terminated.

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Accordingly, Distributor and COMPANY hereby agree as follows:

FIRST: Rights Granted by COMPANY and Acceptance and Acknowledgments by Distributor

A               Rights Granted by COMPANY

In reliance on Distributor’s agreement to fulfill the responsibilities and perform the functions described in Paragraph SECOND of this Agreement, COMPANY hereby grants Distributor the non-exclusive rights to:

1                  buy from COMPANY and Affiliated Companies the Products identified in the Product Addendum to this Agreement and related Parts for resale or use by Distributor in its Distributorship Operations;

2                  identify itself as an authorized Distributor and to conduct, at the location(s) approved by COMPANY, herein called Distributorship Locations, all of the Distributorship Operations contemplated by this Agreement; and

3                  execute service dealer agreements with authorized Service Dealers approved by COMPANY.

B               Acceptance and Acknowledgments by Distributor

Distributor hereby accepts from COMPANY the rights specified in this Paragraph FIRST. In doing so, Distributor acknowledges that:

1                  COMPANY and Affiliated Companies have reserved to themselves the rights to select and authorize other businesses to conduct distributorship operations in connection with Products and Parts and to sell Products and Parts directly to any customer;

2                  as an independently owned and managed business, Distributor’s success and enjoyment of profitable operations will be determined substantially by how effectively its Distributorship Operations are conducted and managed;

3                  Distributor has not paid any fee or other consideration for this Agreement. Neither this Agreement nor any right granted by this Agreement is a property right; and

4                  neither this Agreement nor any right or responsibility under this Agreement may be transferred, assigned, delegated or sold by Distributor without the prior written approval of COMPANY.

SECOND: Assumption of Responsibilities by Distributor

Distributor will establish, maintain and effectively conduct the complete Distributorship Operations contemplated by this Agreement in connection with each of the Products described in the Product Addendum. Distributor hereby assumes and will fulfill the functions and responsibilities reflected in this Agreement, including:

1                  sales and sales promotion responsibilities;

2                  service responsibilities on all Products that may at any time be located in the Area of Responsibility; and

3                  performance of all of Distributor’s other obligations under this Agreement.

THIRD: Management and Ownership

COMPANY has selected Distributor and has entered into this Agreement in substantial reliance upon:

4                  Distributor’s representation to COMPANY relating to its business organization and financial structure and to its ability to fulfill the functions and responsibilities assumed by Distributor under Paragraph SECOND of this Agreement;

5                  the personal qualifications and business abilities of Distributor’s Principal Manager(s) and Principal Owner(s) who are so designated by Distributor in the Management and Ownership Addendum, DaimlerChrysler Off-Highway Form No. DA 7, furnished by Distributor to COMPANY and accepted by COMPANY by its endorsement thereon and whom Distributor represents will have and actively exercise full managerial authority for the operating management of Distributor; and

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6                  the agreement of Distributor and COMPANY that the person(s) named in the Management and Ownership Addendum as Principal Owner(s) will continue to own both of record and beneficially the percentage of ownership interests in Distributor shown therein.

Distributor shall provide, at the request of COMPANY, a plan for the continuation of Distributor in the event of death, incapacity or withdrawal from the business of any person named as a Principal Manager(s) or Principal Owner(s).

Distributor acknowledges that this Agreement is to be construed as a personal service agreement. Accordingly, Distributor agrees that continuation of the business relationship between Distributor and COMPANY established by this Agreement is conditioned upon Distributor continuing to have principal management and principal owners acceptable to COMPANY. If Distributor desires to make a change in its Principal Manager(s) or sell its principal assets or change its ownership, Distributor will give COMPANY prior written notice of the proposed change or sale. COMPANY will base its approval decision on whether the proposed change is likely to result in a successful distributorship operation with acceptable management and ownership which will provide satisfactory sales, service and facilities for users of Products at the approved location.

FOURTH: Additional Terms

The additional terms set forth in the following appendices and addenda to this Agreement are an integral part of this Agreement:

•                  “Additional Provisions Applicable to Distributor Agreement”, DaimlerChrysler Off-Highway Form No. DA 2

•                  “Area of Responsibility Addendum”, DaimlerChrysler Off-Highway Form No. DA 3

•                  “Product Addendum”, DaimlerChrysler Off-Highway Form No. DA 4

•                  “Sales Representative Addendum”, DaimlerChrysler Off-Highway Form No. DA 5, if applicable

•                  “Locations and Premises Addendum”, DaimlerChrysler Off-Highway Form No. DA 6

•                  “Management and Ownership Addendum”, DaimlerChrysler Off-Highway Form No. DA 7

FIFTH: Term

This Agreement will expire without any action by either Distributor or COMPANY on December 31, 2004.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the day and year first above written.

Stewart & Stevenson Services, Inc.		DaimlerChrysler Off-Highway Holding GmbH
(Distributor)		(COMPANY)

Houston, TX 02/17/2004		Friedrichshafen, 11.12.03
(Location and Date)		(Location and Date)

By	/s/ Max L. Lukens	By	/s/ I.V. Foldu
(Signature)		(Signature)

Max L. Lukens, President and CEO
(Name and Title)

/s/ Samantha M. Boyd
(WITNESS)

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AREA OF RESPONSIBILITY ADDENDUM TO

DISTRIBUTOR AGREEMENT
WITH

Stewart & Stevenson Services, Inc.

(Distributor)

USA

(Country)

Effective January 1, 2004, the area described below shall be the Distributor Area of Responsibility.

The counties east of and including the counties of Hardeman, Foard, Knox, Haskell, Throckmorton, Stephenson, Eastland, Comanche, Jills, San Saba, McCullouch, Concho, Menard, Kimble, Edwards and Val Verde in the State of Texas; the parishes south of and including the parishes of Beauregard, Allen, Evangelina, Saint Landry, Pointe Couppe, West Feliciana, East Feliciana, Saint Helena, Tangipahoa and Washington in the State of Lousiana; the counties of Hancock, Harrison and Jackson in the State of Mississippi; the counties of Mobile and Baldwin in the State of Alabama; and all of the United States of America.

Distributor will sell Products for the following off-highway applications:

Marine

Genset

Construction & Industrial

Rail

Such Distributor Area of Responsibility will be used by COMPANY in making evaluations of the effectiveness of Distributor’s performance of its responsibilities under the Distributor Agreement.

The Distributor Area of Responsibility will also be used in the development of sales guides and other matters relating to Distributorship Operations.

The Distributor Area of Responsibility described herein will continue to be used for the foregoing purposes until it is changed in accordance with the Distributor Agreement.

Stewart & Stevenson Services, Inc.	DaimlerChrysler Off-Highway Holding GmbH
(Distributor)	(COMPANY)

Friedrichshafen,
(Location and Date)	(Location and Date)

By	By
(Signature)	(Signature)

(Name and Title)

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PRODUCT ADDENDUM TO

DISTRIBUTOR AGREEMENT

WITH

Stewart & Stevenson Services, Inc.

(Distributor)

USA

(Country)

Effective January 1, 2004.

I                    Distributor has the right to buy the following Products, Parts and remanufactured Products and Parts for use in connection with such Products.

a)              Diesel and gas engines of the series listed below and accessories, except for engine models designated as engines for on-highway vehicle applications only

Series
HR	for construction & industrial
700	for mairne, genset and construction & industrial
SUN	for genset and construction & industrial
40	for genset and construstion & industial
50	for genset and construstion & industial
60	for mairne, genset and construction & industrial
900	for construction & industrial
457	for construction & industrial
500	for construction & industrial
444	for construction & industrial
183	for marine, genset and railway
1800	for railway
2000	for mairne, genset and construction & industrial
G2000	for genset
396	for marine, genset and railway
4000	for marine, genset, construction & industrial and railway
G4000	for genset

b)             Generator sets and pumps with above engines and branded “MTU” or “Detroit Diesel” or any other brand used by Sellers.

II                Distributor has a non-exclusive right to buy Parts and remanufactured Products and Parts for the following out of production engines:

Series
53 /71/ 92
149
099
331

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III            All Products and Parts will be purchased exclusively from Sellers.

IV            In complex projects (including combined marine propulsion systems and power plants) the Distributor may, as decided by COMPANY in its sole discretion, only act as a Sales Representative in accordance with the Sales Representative Addendum, DaimlerChrysler Off-Highway Form No. DA 5.

Distributor has the right to market the following Products and Parts as well as Parts for engines out of previous Sellers’ sales program (as specified under II) and accessories for use in connection with such Products on commission basis in accordance with the Sales Representative Addendum.

Series:
40
50
60
900
457
500
444
183
1800
2000
G2000
331
396
4000
G4000
538
595
956
1163
8000

Generator sets and pumps with above engines and branded “MTU” or “Detroit Diesel” or any other brand used by Sellers.

Stewart & Stevenson Services, Inc.	DaimlerChrysler Off-Highway Holding GmbH
(Distributor)	(COMPANY)

Friedrichshafen,
(Location and Date)	(Location and Date)

By	By
(Signature)	(Signature)

(Name and Title)

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SALES REPRESENTATIVE ADDENDUM TO

DISTRIBUTOR AGREEMENT

WITH

Stewart & Stevenson Services, Inc.

(Distributor)

USA

(Country)

Effective January 1, 2004.

1.                             Distributor may act as a Sales Representative for Sellers on a non-exclusive basis within the
Distributor Area of Responsibility and will especially pursue the interest of Sellers by developing business between Sellers and third parties.

2.                             The pursuit of Sellers’ interests will always be conducted in close cooperation between Distributor and Sellers.

3.                             The Products which are listed in the Product Addendum, DaimlerChrysler Off-Highway Form No. DA 4, may be marketed on a commission basis.

4.                             Distributor shall not act for competing firms as a commercial representative or commission sales representative, nor shall he associate directly or indirectly with competitive firms. Neither inside nor outside the authorized territory shall the Distributor act as a Sales Representative for any firm that produces or distributes identical or similar products, even if only used products are involved, subject to prior written approval of COMPANY.

5.                             The Distributor is not authorized to commit COMPANY and Sellers. He will conduct his business in such a way that any doubt about the extent of his capacity will be avoided.

6.                             The Distributor will inform Sellers regularly of his activities, the market demands in his territory. Special business opportunities and events including those of competitors will be reported without delay.

7.                             Commission will be due and payable only for Products manufactured by Sellers and will, therefore, exclude other products e.g. gas turbines, gears, shafts and propellers. Commissions will be paid for standard packages offered by Sellers.

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8.                             The following business will be excluded and no commission will be due and payable for:

☐                          off-set with suppliers

☐                          Products for exhibition or other advertisement purposes

☐                          business with affiliated companies

☐                          business with residents in the Territory acting on behalf of customers outside the Authorized Territory unless Products will be imported into the Authorized Territory.

☐                          business with MTU, DaimlerChrysler AG or DDC licensees

9.                             The Distributor will not receive a sales commission or other compensation if

a)                            the sales contract will be made after the termination of this Agreement.

b)                           there will be no performance under a contract or the contract will be terminated.

c)                            the customer is unable to make payments.

d)                           the Distributor acts negligently in the performance of its obligations.

e)                            Sellers performs free of charge.

10.                       The Distributor will receive the full sales commission under Paragraph 12. if the sale was procured exclusively through his efforts and when the Products will be operated within the Distributor Area of Responsibility.

Said commission will be shared between distributors whenever several distributors or third parties participated in the procurement of the business. Sellers will determine in a reasonable manner whether there was any such case and how the commission will be shared taking into consideration the contribution of each party.

Whenever the Products will be purchased outside the Distributor Area of Responsibility and thereafter imported into the Distributor Area of Responsibility for permanent use the Distributor will, as a rule, receive half of the commission under Paragraph 12. whenever, upon request of Sellers, he was active in the procurement of the sale.

11.                       A commission may be agreed on a case by case basis whenever Sellers will supply products to those Original Equipment Manufacturers (OEMs) within the Distributor Area of Responsibility, who will on a regular basis integrate those Products in their own equipment for resale. The sale of such OEM equipment will not constitute any claim for commission in the Distributor Organization.

Such commission will reflect the assistance of the Distributor.

12.                       The Distributor may receive the following commissions for his activity in achieving sales of Products calculated on the ex-factory net sales price of each order i.e. list price less discounts, cost for special warranty and acceptance, freight, packing, special services, insurance premiums, taxes and duties as well as any price escalation:

up to EURO 200.000	6%
for the following EURO 200.000 up to EURO 350.000	5%
for the following EURO 350.000 up to EURO 500.000	4%
for amounts over and above EURO 500.000	3%
Parts	10%

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All expenses resulting from Distributors activities, regardless of whether they originate generally or in connection with a particular business transaction, shall be covered by the commission.

The Distributor, thereupon, shall be responsible to supervise application and installation of Products sold by Sellers.

13.                       The sales commissions will be due after the customer has paid the full invoice amount. Sellers will then credit the Distributor without further delay.

14.                       Quotations may be altered only with written permission from Sellers. Sellers reserve the right to alter quotations unless otherwise specifically agreed.

15.                       If, under certain circumstances, Sellers will be required to make exceptional price concessions the commission of the Distributor may be reasonably reduced.

16.                       If payments for Sellers are received by the Distributor, they will be passed on immediately to Sellers. If an immediate money transfer will not be possible or will not be in the best interest of Sellers, the Distributor will pay money received into a special account with a reputable commercial bank and assign the amount to Sellers.

17.                       Sellers reserve the right, upon termination, to develop directly all sales contracts. Upon request and after the end of this Agreement, the Sales Representative will refrain from developing sales contracts. Until the end of this Agreement, commissions will be subject to Paragraph 12.

18.                       Termination of this Agreement does not give either party the right to damages or other compensations. The Sales Representative may not claim damages from COMPANY and/or Sellers for reason of late or non-delivery or other non-performance by COMPANY and/or Sellers with regard to customers. Any liability of COMPANY and/or Sellers, on any claim, whether contractual or otherwise (including negligence of any degree) shall not exceed the amount of the sales commission of the respective sale or part thereof. In no event will COMPANY and/or Sellers be liable for consequential damage.

Stewart & Stevenson Services, Inc.	DaimlerChrysler Off-Highway Holding GmbH
(Distributor)	(COMPANY)

Friedrichshafen,
(Location and Date)	(Location and Date)

By	By
(Signature)	(Signature)

(Name and Title)

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LOCATIONS AND PREMISES ADDENDUM

TO

DISTRIBUTOR AGREEMENT

This Locations and Premises Addendum is executed pursuant to Article 6.1 of the Additional Provisions to the Distributor Agreement between COMPANY and the undersigned Distributor. Distributor and COMPANY hereby agree that as of the date specified, Page 2 hereof, entitled “Description of Distributorship Premises”, identifies the Distributorship Locations and describes the Distributorship Premises at which Distributor is authorized to conduct Distributorship Operations under the Distributor Agreement. Distributor also represents that Page 2 accurately reflects the terms under which it occupies the premises and the portion used for Distributorship Operations and other uses, if any.

Changes in the Distributorship Premises may be effected during the term of the Distributor Agreement in accordance with the provisions of Article 2.3 or Article 6.1.4 and shall be reflected in a new Locations and Premises Addendum executed by Distributor and COMPANY.

Stewart & Stevenson Services, Inc.	DaimlerChrysler Off-Highway Holding GmbH
(Distributor)	(COMPANY)

(Location and Date)	(Location and Date)

By	By
(Signature)	(Signatures)

(Name and Title)

(WITNESS)

DESCRIPTION OF DISTRIBUTORSHIP PREMISES

Stewart & Stevenson Services, Inc.	January 1, 2004
(Distributor)	(as of Date)

A.            LOCATION AND OWNERSHIP OF PREMISES (incl. Branches)

(please attach a separate page if space is not sufficient)

Indicate by (X) Distributorship
Location	Address/Tel./Fax/e-mail/internet	Asset	Leased

Main	2707 North Loop West, Houston, TX 77008	☐	☒
2	611 W. 38th St., Houston, TX 77018	☐	☒
3	8631 East Freeway, Houston, TX 77029	☒	☐
4	1631 Chalk Hill Road, Dallas, TX 75212	☒	☐
5	6530 Agnes, Corpus Christi, TX 78406	☒	☐

B.            DESCRIPTION OF PREMISES LISTED IN “A” ABOVE AND PURPOSE FOR WHICH EACH IS TO BE USED BY DISTRIBUTOR

Location	Describe Use of Premises for Distributorship Operations Specify: New Products Sales, Service, etc.	No. of Floors	Building
			*D.O. Use	** Other Use

Main	Corporate Offices	2	12,500	26,000
2	Power Products Division Offices	1	60,551
3	New Products Sales, Retail Parts, Service	2	140,000
4	New Products Sales, Retail Parts, Service	2	150,000	20,000
5	New Products Sales, Retail Parts, Service	1	33,000

C.            LEASED PREMISES — PROVIDE INFORMATION ON EACH LOCATION DESIGNATED AS LEASED IN “A” ABOVE

Location	Name and Address of Lessor	Term of Lease		Annual Rental
		From	To

Main	2707 N. Loop Mgt, 2727 N Loop West, Ste 200, Houston, TX 77248	01-89	02-05	$780,000
2	Houston Pine Forest,4100 Int’l Pkwy, Carrollton, TX 75007	06-03	05-10	$320,472

*                 D.O. Use means the portion of premises listed in “A” above used for Distributorship Operations. (percentage of area)

**          Show the portion of the distributorship premises used for any purpose other than performance of Distributor’s obligation under the Distributor Agreement, and briefly describe such other use or uses.

A.            LOCATION AND OWNERSHIP OF PREMISES (incl. Branches)

(please attach a separate page if space is not sufficient)

Indicate by (X) Distributorship
Location	Address/Tel./Fax/e-mail/internet	Asset	Leased

6	5717 I-10 East, San Antonio, TX 78219	☒	☐
7	2301 Central Freeway East, Wichita Falls, TX 76302	☐	☒
8	581 Garden Oaks, Houston, TX 77018	☐	☒
9	1400 Destrehan Ave., Harvey, LA 70058	☐	☒

B.            DESCRIPTION OF PREMISES LISTED IN “A” ABOVE AND PURPOSE FOR WHICH EACH IS TO BE USED BY DISTRIBUTOR

Location	Describe Use of Premises for Distributorship Operations Specify: New Products Sales, Service, etc.	No. of Floors	Building
			*D.O. Use	** Other Use

6	New Product Sales, Retail Parts, Service	2	37,000
7	New Product Sales, Retail Parts, Service	1	11,500
8	Training Center	1	32,124
9	New Product Sales, Retail Parts, Service	2	47,700

C.            LEASED PREMISES — PROVIDE INFORMATION ON EACH LOCATION DESIGNATED AS LEASED IN “A” ABOVE

Location	Name and Address of Lessor	Term of Lease		Annual Rental
		From	To

7	Lantex, LLC, P.O. 1764, Wichita Falls, TX 76307	04-02	03-07	$67,200
8	Houston Pine Forest, 4100 Int’ll Pkwy, Carrollton, TX 75007	03-03	05-10	$158,880
9	Detroit Diesel Realty, Detroit, MI	12-98	12-04	$259,992

*                 D.O. Use means the portion of premises listed in “A” above used for Distributorship Operations. (percentage of area)

**          Show the portion of the distributorship premises used for any purpose other than performance of Distributor’s obligation under the Distributor Agreement, and briefly describe such other use or uses.

A.            LOCATION AND OWNERSHIP OF PREMISES (incl. Branches)

(please attach a separate page if space is not sufficient)

Indicate by (X) Distributorship
Location	Address/Tel./Fax/e-mail/internet	Asset	Leased

10	5407 SE Evangaline Thruway, Broussard, LA 70518	☒	☐
11	2701 Cage, Pharr, TX 78577	☒	☐
12	4935 Whitehurst Dr., Longview, TX 75602	☐	☒
13	1400 Destrehan, Harvey, LA 70058	☐	☒
14	1400 Destrahan, Harvey, LA	☐	☒
15	1247 Sun Valley Rd. St. B, Waco, TX76706	☐	☒

B.            DESCRIPTION OF PREMISES LISTED IN “A” ABOVE AND PURPOSE FOR WHICH EACH IS TO BE USED BY DISTRIBUTOR

Location	Describe Use of Premises for Distributorship Operations Specify: New Products Sales, Service, etc.	No. of Floors	Building
			*D.O. Use	** Other Use

10	New Product Sales, Retail Parts, Service	1	10,700
11	New Product Sales, Retail Parts, Service	1	32,800
12	New Product Sales, Retail Parts, Service	1	50,000
13	Parts Warehouse	1	8,200
14	Warehouse/ Fabrication	1	77,000
15	New Product Sales, Retail Parts, Service	1	22,40

C.            LEASED PREMISES — PROVIDE INFORMATION ON EACH LOCATION DESIGNATED AS LEASED IN “A” ABOVE

Location	Name and Address of Lessor	Term of Lease		Annual Rental
		From	To

12	Manning Family, Ltd, 5608 Candlewood, Houston, TX 77056	09-03	09-08	$120,000
13	Richard Watler			$39,000
14	Detroit Diesel Corporation/Destrehan Industrial Properties LLC			$259,992
15	Gummelt Properties, LTD., Quick Service Sublease, Waco, TX	04-02	04-07	$145,500

*                 D.O. Use means the portion of premises listed in “A” above used for Distributorship Operations. (percentage of area)

**          Show the portion of the distributorship premises used for any purpose other than performance of Distributor’s obligation under the Distributor Agreement, and briefly describe such other use or uses.

MANAGEMENT AND OWNERSHIP ADDENDUM TO

DISTRIBUTOR AGREEMENT

This Management and Ownership Addendum is executed pursuant to Paragraph THIRD of the Distributor Agreement between COMPANY and the undersigned Distributor.

Stewart & Stevenson Services, Inc.     , a proprietorship ☐, partnership ☐, corporation ☒ incorporated on  January 31, 1947

Distributor                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          Date

in the United States of America, hereby represents to COMPANY that the following information pertaining to the management

Country

and the record and beneficial ownership status of the undersigned Distributor is true, accurate and complete as of  January 1, 2004

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    Date

and understands that any misrepresentation in connection therewith constitutes cause for termination under Article 7.1.2 (b) of the Distributor Agreement.

Names of persons having Management positions and/or Record or Beneficial Ownership interests in Distributor (Must show names of Officers and Principal Manager(s) regardless of any financial interest)	Title If Any	Active In Distributor- ship (check if YES)	Principal Manager (check if YES)	Principal Owner (check if YES)	Signature of Principal Owners and Principal Managers	If a partnership, show % of Ownership Interest of each person listed	If a Corporation, show number of shares, class and percentage of ownership
							Number of voting shares	% of Total	Number of non- voting shares	% of Total

Max L. Lukens	CEO	☒	☒	☐
Don Kyle	VP	☒	☒	☐
PUBLICLY TRADED		☐	☐	☐			28,644,510	100%
		☐	☐	☐
Total		☐	☐	☐			28,644,510

Ownership of record is the ownership reflected on Distributor’s books of record (e.g., in the case of a corporation, the name of the trust or person entitled to receive dividends from Distributor). Beneficial owners are those persons that benefit from such an ownership situation (e.g. the beneficiary of a trust). Any beneficial ownership arrangement at Distributor must be explained on a separate sheet and attached to this Distributor Management and Ownership Addendum.

APPROVED AS REPRESENTED BY DISTRIBUTOR

	Stewart & Stevenson Services, Inc.		Daimler Chrysler Off-Highway Holding GmbH
	Distributor		COMPANY

By		By

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ADDITIONAL INFORMATION CONCERNING OWNER(S)

List below any person named on the reverse side whose ownership interest in Distributor is encumbered.

Name	Lender Name and Address	Nature and Amount of Encumbrance

List below any person named on the reverse side that is now employed by COMPANY, or Affiliated Companies.

Name	Name of Employer

List below any person named on the reverse side that is related to a present employee of COMPANY, or Affiliated Companies.

Name	Name of Employee and Relationship	Name of Employer

List below any person named on the reverse side that has any ownership in, or is active in the management of, any other entity that merchandises Products.

Name	Firm Name, Address and Position

List below any person named on the reverse side that has any ownership in, or is active in the management of, any other entity that merchandises engines or parts therefore other than those marketed by COMPANY.

Name	Firm Name, Address Position and Product Line

REMARKS:

*Stewart & Stevenson Services, Inc. common stock is publicly traded on the NYSE.  No individual is currently considered as Principal Owner, However, Diamler Chrysler Off-Highway GmbH will view any acquisition of 10% or more of the voting stock of Stewart & Stevenson Services, Inc., by and individual, or group of individuals as acting in unison, as a change in Principal Ownership and as such subject to Diamler

Chrysler Off-Highway Holding GmbH approval as set forth in Article 7.1.2(d) of the Distributor Agreement.

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